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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Form S-3 Registration Statement, File No. 333-85507.


ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
April 12, 2000